Exhibit 10.3

David J. Rennyson, the Senior Executive Vice President, Worldwide Sales of MicroStrategy Incorporated (the “Company”), and W. Ming Shao, the Company’s Senior Executive Vice President & General Counsel, each became a named executive officer of the Company upon the filing of the Company’s proxy statement on April 20, 2017. Mr. Rennyson’s current annual base salary is $475,000. The terms of Mr. Rennyson’s cash bonus plan for 2017 are set forth in the 2017 Senior Executive Vice President, Worldwide Sales Compensation Plan attached to this Form 10-Q as Exhibit 10.4.   Mr. Shao’s current annual base salary is $490,000 and his annual discretionary bonus target is $420,000.